UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 25, 2019

10x Genomics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road

Pleasanton, California 94588

(925) 401-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

The ITC 1068 Action

As previously disclosed: (a) on July 31, 2017, Bio-Rad Laboratories, Inc. (“Bio-Rad”) and Lawrence Livermore National Security, LLC filed a complaint against 10x Genomics, Inc. (the “Company”) in the U.S. International Trade Commission (“ITC”) pursuant to Section 337 of the Tariff Act of 1930, accusing substantially all of the Company’s products of infringing U.S. Patents Nos. 9,089,844, 9,126,160, 9,500,664, 9,636,682 and 9,649,635 (the “ITC 1068 Action”); and (b) in September 2018, the presiding judge issued an Initial Determination (i) finding that the Company’s Gel bead in Emulsion microfluidic chips (“GEM microfluidic chips”) infringe the ‘664, ‘682 and ‘635 patents but not the ‘160 patent, (ii) finding that the Company’s gel bead manufacturing microfluidic chip and new microfluidic chip (“Next GEM microfluidic chip”) do not infringe any claim asserted against them, (iii) recommending entry of an exclusion order against the Company’s GEM microfluidic chips and (iv) recommending a cease and desist order that would prevent the Company from selling imported GEM microfluidic chips.

The ITC is not reviewing the judge’s findings that the Company’s GEM microfluidic chips directly infringe the ‘664, ‘682 and ‘635 patents. The ITC is currently reviewing the judge’s findings that (1) the Company indirectly infringes the ‘682 and ‘635 patents, (2) the Company’s gel bead manufacturing microfluidic chip does not infringe certain claims in the ‘664 patent and (3) the Company’s Next GEM microfluidic chip does not infringe certain claims in the ‘160 and ‘664 patents.

On September 26, 2019, the ITC issued a notice to extend the target date for completion of its investigation until October 17, 2019. As such, a Final Determination is now expected to be issued on or prior to October 17, 2019.

The Germany Action

As previously disclosed, on February 13, 2018, Bio-Rad filed suit against the Company in Germany in the Munich Region Court alleging that the Company’s Chromium instruments, GEM microfluidic chips and certain accessories infringe German Utility Model No. DE 20 2011 110 979 (the “Germany Action”).

On September 25, 2019, the Munich Region Court issued a notice to extend the deadline for issuing a ruling in the Germany Action until November 20, 2019. As such, a ruling is now expected to be issued on or prior to November 20, 2019.

The information furnished pursuant to Item 7.01 on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

10x Genomics, Inc.

	By:	/s/ Eric S. Whitaker
Name: Eric S. Whitaker
Title: General Counsel

Date: September 26, 2019